UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2015

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-12983 (Commission File Number)	06-1398235 (IRS Employer Identification No.)

4 Tesseneer Drive Highland Heights, Kentucky 41076-9753 (Address of principal executive offices, including zip code)

(859) 572-8000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
On June 25, 2015, General Cable Corporation (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with MM Logistics Co., Ltd., a Thai incorporated company (“MML”). Pursuant to the Purchase Agreement, the Company will sell its operations in each of Australia, China, New Zealand and Thailand (collectively, the “Asia Pacific operations”) to MML for $205 million in cash, subject to certain adjustments, including customary working capital adjustments (the “Transaction”). The Purchase Agreement also provides that the purchase price of $205 million will be increased or decreased on a dollar-for-dollar basis by the difference between the net cash available in Australia, China and Thailand at the applicable closing date and the preliminary estimated net cash amount of $30 million.
The Transaction is structured as a stock sale in each of Australia, China and Thailand and an asset sale in New Zealand. The closing with respect to the Company’s operations in Thailand is expected to occur on August 31, 2015, and the closing with respect to the Company’s operations in Australia, China and New Zealand is expected to occur on the last business day of September 2015.
The Company and MML have made customary representations and warranties in the Purchase Agreement and have agreed to customary covenants, including the Company’s covenant regarding operation of the Asia Pacific operations prior to the applicable closing.
The Transaction does not require the approval of the Company’s stockholders and is not conditioned on the receipt of financing by MML. The Transaction is subject to customary closing conditions, including, among others, the absence of certain legal impediments to consummation of the Transaction and the expiration or termination of all applicable waiting periods under applicable antitrust laws.
In the Purchase Agreement, the Company agreed to a five-year covenant not to compete. The non-compete restricts the ability of the Company and its affiliates to engage in a business which competes with certain products manufactured by the Asia Pacific operations in Australia, China, New Zealand and Thailand on the applicable closing date and during the two-year prior period. For purposes of the non-compete covenant, the term affiliate excludes any person who acquires directly or indirectly 50% or more of the voting power of the Company (or the Company’s affiliates).
The Purchase Agreement may be terminated by the Company or MML if the closings shall not have occurred on or before December 31, 2015, provided that this termination right will not be available to any party whose failure to fulfill any obligation under the Purchase Agreement is the cause of, or resulted in, the failure of the closings to occur prior to December 31, 2015. In addition, the Purchase Agreement may be terminated pursuant to other customary termination events, including, but not limited to the following: the Company and MML can agree to terminate the Purchase Agreement and either the Company or MML can terminate the Purchase Agreement upon a material breach of the Purchase Agreement by the other party which breach causes a closing condition to become incapable of being satisfied and the breaching party fails to cure the breach within 10 days after receiving notice of the breach.
The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2015.
Item 7.01    Regulation FD Disclosure.
On June 25, 2015, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 hereto. The information being furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Statements Regarding Forward-Looking Statements
Certain statements in this Current Report on Form 8-K (the “Current Report”) are forward-looking statements that involve risks and uncertainties, predict or describe future events or trends and that do not relate solely to historical matters.  These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified as statements containing the words “believe,” “expect,” “may,” “could,” “anticipate,” “intend,” “should,” “estimate,” “project,” “will,” “plan,” “assume,” “seek to” or other similar expressions, although not all forward-looking statements contain these identifying words. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in forward-looking statements as a result of factors, risks and uncertainties over many of which the Company has no control. These risks, uncertainties, and factors specific to the sale of the Company’s Asia Pacific operations include, but are not limited to: the occurrence of any event, change or other circumstance that would result in the termination or delay of the sale of the Company’s Asia Pacific operations, the final net cash and working capital adjustments to the purchase price for the Asia Pacific operations sold and the Company’s ability to achieve the anticipated cost savings, efficiencies and other benefits related to the Company’s restructuring program and other strategic initiatives. The foregoing factors should not be construed as exhaustive and should be read in conjunction with the risk factors described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 2, 2015 and subsequent SEC filings. Forward-looking statements reflect the views and assumptions of management as of the date of this Current Report with respect to future events. The Company does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this Current Report does not constitute an admission by the Company or any other person that the events or circumstances described in such statement are material.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	General Cable Corporation Press Release dated June 25, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

June 30, 2015	By:	/s/ Emerson C. Moser
Emerson C. Moser
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	General Cable Corporation Press Release dated June 25, 2015

5